UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 11, 2000
                                                        ------------------



                                 ENAMELON, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                   0-21595                13-3669775
    --------------------          ---------------          ---------------
(State or Other Jurisdiction  (Commission File Number) (IRS Employer Ident. No.)
         of Incorporation)


             2525 ROUTE 130, BUILDING D, CRANBURY, NEW JERSEY 08512
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                (609) 395-6900
                                ---------------
               Registrant's telephone number, including area code

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On September 11, 2000, Enamelon, Inc. (the "Debtor") consented to the entry of an Order for Relief by the United States Bankruptcy Court for the District of New Jersey and converted the involuntary petition filed against it on July 14, 2000 to a voluntary petition pursuant to Chapter 11 of the United States Bankruptcy Code, 11 U.S.C. Sections 101 et seq. The petitions were filed in the United States Bankruptcy Court in Trenton, New Jersey. The petition was assigned Case No. 00-57324 (KCF), and was assigned to the Honorable Kathryn C. Ferguson. The Debtor is continuing to operate their business and their assets as debtor-in-possession. No trustee has been appointed.

         Registrant's press release dated September 12, 2000 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL  INFORMATION
AND EXHIBITS.

         (c)      EXHIBITS.

                  99.1     Press Release.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ENAMELON, INC.
                                          (Registrant)



Date: September 27, 2000           By: /s/ Dr. Steven R. Fox
                                      ----------------------------------

                                          Dr. Steven R. Fox
                                          Chairman of the Board of Directors and
                                          Chief Executive Officer

                                 EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1     Press Release.